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EX-4

JOINT FILING AGREEMENT




                                    EXHIBIT 3

                                    AGREEMENT

     The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: February 21, 2001              EOS PARTNERS, L.P.

                                     By: /s/ STEVEN M. FRIEDMAN
                                        ----------------------------------------
                                             Name:  Steven M. Friedman
                                                  ------------------------------
                                             Title: General Partner
                                                   -----------------------------



Date: February 21, 2001              EOS PARTNERS SBIC, L.P.
                                     By: EOS SBIC General, L.P., its general
                                         partner
                                     By: EOS SBIC, Inc., its general partner

                                     By: /s/ STEVEN M. FRIEDMAN
                                        ----------------------------------------
                                             Name:  Steven M. Friedman
                                                  ------------------------------
                                             Title: President
                                                   -----------------------------



Date: February 21, 2001              EOS PARTNERS SBIC II, L.P.
                                     By: EOS SBIC General II, L.P., its general
                                     partner
                                     By: EOS SBIC II, Inc., its general partner


                                     By: /s/ STEVEN M. FRIEDMAN
                                        ----------------------------------------
                                             Name:  Steven M. Friedman
                                                  ------------------------------
                                             Title: President
                                                   -----------------------------